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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 10, 1999
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                           CASELLA WASTE SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-911177                           03-338873
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         (Commission File Number)        (IRS Employer Identification No.)

   25 Greens Hill Lane, Rutland, Vermont              05701
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 (Address of principal executive offices)           (Zip Code)

                                 (802) 775-0325
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On September 9, 1999, Casella Waste Systems, Inc. ("Casella") announced that it had entered into a second amendment to the Agreement and Plan of Merger by and among Casella, KTI, Inc., a New Jersey corporation ("KTI"), and Rutland Acquisition Sub, Inc., a New Jersey corporation and a direct, wholly-owned subsidiary of Casella. Under the terms of the amended merger agreement, KTI shareholders will receive 0.51 of a share of Casella Class A Common Stock for each share of KTI common stock they hold.

     Casella issued a press release dated September 9, 1999, describing, among other things, the second amendment to the Agreement and Plan of Merger.

     The foregoing description is qualified in its entirety by reference to the press release attached hereto as Exhibit 99.1 and the second amendment to the Agreement and Plan of Merger attached hereto as Exhibit 99.2.

     (c) The following exhibits are incorporated herein by reference:

        Exhibit
        Number


         99.1     Press Release dated September 9, 1999
         99.2     Amendment No. 2 to Agreement and Plan of Merger



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 1999                 CASELLA WASTE SYSTEMS, INC.
                                                (Registrant)


                                        By:  /s/ John W. Casella
                                           -----------------------------------
                                             John W. Casella
                                             President, Chief Executive
                                             Officer and Chairman of
                                             the Board